                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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    Check the appropriate box:
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         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

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     and 0-11.
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
                             FIRST MARINER BANCORP
                           1801 SOUTH CLINTON STREET
                           BALTIMORE, MARYLAND 21224

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD TUESDAY, MAY 13, 1997, AT 9:00 A.M.

                                       AT

                             WOODHOLME COUNTRY CLUB
                              300 WOODHOLME AVENUE
                           BALTIMORE, MARYLAND 21208

    The Annual Meeting of Stockholders of First Mariner Bancorp, a Maryland corporation, will be held on May 13, 1997, at 9:00 a.m., local time, at the Woodholme Country Club, 300 Woodholme Avenue, Baltimore, Maryland 21208, to consider and vote upon:

        1. The election of seven directors to serve until the Annual Meeting of Stockholders to be held in 2000, and until their successors are duly elected and qualified.

        2. Ratification of the selection of KPMG Peat Marwick LLP, to serve as the Company's independent auditors for the 1997 fiscal year.

        3. Any other matters that may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on April 9, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Accompanying this notice is a proxy statement and proxy card. Whether or not you plan to attend the meeting, please indicate your choice on the matters to be voted upon, date and sign the enclosed proxy and return it to our transfer agent, American Stock Transfer & Trust Company, in the enclosed postage-paid return envelope. You may revoke your Proxy at any time prior to or at the meeting by written notice to the Company, by executing a Proxy bearing a later date, or by attending the meeting and voting in person.

    You are cordially invited to attend the meeting in person.

                                          By Order of the Board of Directors,
                                          Eugene A. Friedman
                                          SECRETARY

April 11, 1997

                             FIRST MARINER BANCORP
                           1801 SOUTH CLINTON STREET
                           BALTIMORE, MARYLAND 21224

                                PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                       TUESDAY, MAY 13, 1997 AT 9:00 A.M.

                     SOLICITATION AND REVOCATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of First Mariner Bancorp (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on May 13, 1997, and is revocable at any time prior to or at the meeting. In addition to solicitation by mail, proxies may be solicited by officers, directors, and regular employees of the Company personally or by telephone or telegraph. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. This proxy material is being sent to the Company's stockholders on or about April 11, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    Stockholders of record at the close of business on April 9, 1997, are entitled to notice of and to vote at the Meeting. As of the close of business on that date, there were outstanding and entitled to vote 2,837,263 shares of Common Stock, $.05 par value ("Common Stock"), each of which is entitled to one vote.

    The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum. The affirmative vote of at least a majority of all the shares voted at the Meeting is sufficient for the approval of Proposals One and Two described on the preceding page and in this Proxy Statement. An abstention or broker non-vote is included for purposes of determining the presence or absence of a quorum for the transaction of business but is not included in calculating votes cast with respect to the Proposals. The Company designates an individual to serve as the Inspector of Elections for purposes of tallying shares voted. The Inspector of Elections will be present at the Meeting.

    All proxies will be voted as directed by the stockholder on the proxy card. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

    - FOR the nominees for directors named below.

    - FOR ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the 1997 fiscal year.

    IT IS ANTICIPATED THAT THE COMPANY'S DIRECTORS AND OFFICERS WILL VOTE THEIR SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN AND FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    The Board proposes the election of the seven directors named below, each director to hold office until the Annual Meeting of Stockholders to be held in the year 2000 and until the election and qualification of their successors. All of the nominees, except for John J. Oliver, Jr. and Ronald M. Shapiro, are now directors of the Company. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms in accordance with the Company's Charter and By-Laws. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors. The Board of Directors of the Company recommends that stockholders vote FOR election of all nominees.

    The following table sets forth certain information concerning the nominees for election.

                             NOMINEES FOR ELECTION

NOMINEES FOR ELECTION AS DIRECTORS

                                       DIRECTOR
NAME AND AGE                             SINCE     POSITION WITH THE COMPANY AND OCCUPATION
------------------------------------  -----------  -----------------------------------------------------------------

Melvin S. Kabik, 72.................        1995   Director; Real Estate Investor

Jay J. J. Matricciani, 55...........        1995   Director; President, The Matricciani Company

Hanan Y. Sibel, 65..................        1995   Director; Chairman and Chief Executive Officer, Chaimson
                                                   Brokerage Co., Inc.

Leonard Stoler, 66..................        1995   Director; Owner and President, Len Stoler Inc.

Joseph A. Cicero, 52................        1996   Director; President and Chief Operating Officer of the Company,
                                                   and Chief Operating Officer of First Mariner Bank.

John J. Oliver, Jr., 51.............          --   Chairman of the Board and Publisher, Baltimore Afro-American
                                                   Newspaper

Ronald M. Shapiro, 54...............          --   Attorney and Professional Baseball Players' Agent

    Melvin S. Kabik operates his own commercial real estate company. He previously owned and operated Eddie's Supermarkets in Baltimore, Maryland. He is a former member of the Board of Directors of Baltimore Bancorp.

    Jay J. J. Matricciani has served as president of The Matricciani Company, a utility and paving contractor, since 1992. He is also a partner of Matro Properties, a heavy equipment rental company.

    Hanan Y. Sibel has served as chairman and chief executive officer of Chaimson Brokerage Co., Inc., a food brokerage company since 1970.

    Leonard Stoler has been the owner and president of Len Stoler Inc., an automobile dealership, since 1968.

    Joseph A. Cicero is the President and Chief Operating Officer of the Company and Chief Operating Officer of First Mariner Bank (the "Bank"). Mr. Cicero was Maryland Area President of First Union Bank during 1996 and Maryland Area President for First Fidelity Bank from November, 1994 to December, 1995. Prior thereto, he was Executive Vice President and Chief Financial Officer and director of Baltimore Bancorp from January, 1992 to November, 1994.

    John J. Oliver, Jr., has served as the Chairman, Chief Executive Officer and Publisher of the Baltimore African-American newspaper since 1986.

    Ronald M. Shapiro, an attorney, is President of Shapiro, Robinson & Associates, Inc., a professional sports management and contract negotiations firm which he founded in 1976. Since January, 1992 he has served as Counsel To The Firm of Shapiro and Olander, Baltimore, Maryland, a law firm he founded in 1972. Since 1996, he has been Chairman of the Shapiro Negotiations Institute.

VOTE REQUIRED

    The affirmative vote of at least a majority of the shares represented at the meeting in person or by proxy is required for the election of the directors.

                              CONTINUING DIRECTORS

    The directors of the Company whose terms have not expired*, their ages, positions with the Company, and the years in which their terms expire, are as follows:

                                                                                                                    TERM
NAME                                      AGE      POSITION                                                        EXPIRES
------------------------------------      ---      ------------------------------------------------------------  -----------

Edwin F. Hale, Sr...................          50   Chairman of the Board and Chief Executive Officer of the            1999
                                                   Company and of the Bank.

George H. Mantakos..................          54   President of the Bank; Director                                     1998

Barry B. Bondroff...................          48   Director                                                            1999

Rose M. Cernak......................          66   Director                                                            1998

Christopher P. D'Anna...............          32   Director                                                            1998

Bruce H. Hoffman....................          49   Director                                                            1999

R. Andrew Larkin....................          44   Director                                                            1999

Dennis C. McCoy.....................          54   Director                                                            1999

Walter L. McManus, Jr...............          54   Director                                                            1999

James P. O'Conor....................          68   Director                                                            1999

Kevin B. O'Connor...................          33   Director                                                            1998

* Governor William Donald Schaefer, whose term was to expire in 1998, is no longer a director of the Company by virtue of having reached the Company's mandatory retirement age. At the Company's regular Board of Directors meeting to be held on April 22, 1997, management intends to propose the adoption of a resolution amending the Company's by-laws to create a new, non-voting class of directors emeritus who may be appointed by the Board of Directors from time to time. Management also intends to propose the adoption of a resolution appointing Governor Schaefer as a director emeritus of the Company. Governor Schaefer was the Governor of the State of Maryland from 1986 to 1995, and was Mayor of the City of Baltimore from 1971 to 1986. He is presently of counsel to the law firm of Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC, which firm performs legal services for the Bank.

    EDWIN F. HALE, SR. is Chairman and Chief Executive Officer of the Company and of the Bank. He also is chairman and chief executive officer of Hale Intermodal Transport Co., and Hale Intermodal Marine Co., private Baltimore-based trucking and shipping companies which he founded in 1975 and 1984, respectively. Mr. Hale is the former chairman of the board and chief executive officer of Baltimore Bancorp, which is now First Union Bancorp.

    GEORGE H. MANTAKOS is a director of the Company, and the President and a director of the Bank. Mr. Mantakos previously served as President of the Company and Chief Executive Officer for the Bank. Mr. Mantakos began his banking career with Union Trust Company (now Signet Bank). In 1985, he resigned his position as senior vice president in charge of the Corporate and Commercial Banking Division of Union Trust to become president and chief executive officer of Fairview Federal. Fairview Federal was acquired by Columbia Bancorp in June 1992. Mr. Mantakos was appointed to the Board of Directors of Columbia Bancorp and to the Executive Committee/Board of Directors of the Columbia Bank. He resigned from these positions to become a founder and organizer of Marylands Bank, FSB, the predecessor of the Bank.

    BARRY B. BONDROFF has been the managing officer of Grabush, Newman & Co., P.A. a certified public accounting firm, since 1976. Mr. Bondroff is a member of the American Institute of Certified Public Accountants, and is a former member of the board of directors of Baltimore Bancorp.

    ROSE M. CERNAK has served as president of Olde Obrycki's Crab House, Inc., since 1995. Prior thereto, Ms. Cernak acted as a general manager and vice president of Obrycki's. She is a former member of the board of directors of Baltimore Bancorp.

    CHRISTOPHER P. D'ANNA is a vice president of Mars Super Markets, Inc., a regional supermarket chain, and has been employed with Mars in various capacities for more than five years.

    BRUCE H. HOFFMAN has served as the executive director the Maryland Stadium Authority since 1989. Mr. Hoffman is currently responsible for the operation and maintenance of Oriole Park at Camden Yards, the Baltimore Convention Center expansion, the Ocean City Convention Center expansion, and the financing, design, construction and operation of the proposed National Football League stadium for the Baltimore Ravens, Baltimore's NFL professional football team. He is a former member of the board of directors of Baltimore Bancorp.

    R. ANDREW LARKIN has served as the president of the Maryland Realty Investment Corp., a real estate investment firm, since 1985. Mr. Larkin is a former member of the board of directors of Baltimore Bancorp.

    DENNIS C. MCCOY has provided representation in matters relating to state and local relations with various government bodies and agencies for Government Affairs-Maryland, Inc., since 1996. Mr. McCoy was the former chief executive officer and general counsel of Mars Super Markets, Inc., from January 1995 through November 1995. Prior thereto he was a partner at Polovoy & McCoy, a law firm.

    WALTER L. MCMANUS, JR. has served as president of Castlewood Realty Co. Inc., a commercial real estate company, since 1970.

    JAMES P. O'CONOR has served as chairman and chief executive officer of O'Conor, Piper & Flynn, a real estate brokerage company, since 1984. He is a former member of the board of directors of Baltimore Bancorp.

    KEVIN B. O'CONNOR has served as president of the Maryland State & District of Columbia Professional Firefighters Association, since 1991.

                         BOARD MEETINGS AND COMMITTEES

    During 1996, the Board of Directors met twelve times, the Audit Committee met three times, and the Compensation Committee met three times.

    Each director attended seventy-five percent or more of all meetings of the Board of Directors and committees of the Board on which he served except for Margaret McManus, who attended none, and who resigned from the Board of Directors in February, 1996.

    The Executive Committee of the Board of Directors serves as the Nominating Committee. The Executive Committee consists of Edwin F. Hale, Sr. (Chairman), Barry B. Bondroff, Joseph A. Cicero, Melvin S. Kabik, George H. Mantakos, Walter
L. McManus, Jr., and R. Andrew Larkin. In its capacity as the Nominating Committee, the Executive Committee selects persons as nominees for election by the stockholders to the Company's Board of Directors.

    The Audit Committee of the Board of Directors consists of Walter L. McManus (Chairman), Jay Matricciani and R. Andrew Larkin, Jr. The Committee recommends to the Board the selection of the independent public accountants, review the financial statements with such accountants, discusses with the accountants and management other results of the audit, and oversees internal account procedures and controls. The audit committee also reviews, considers and makes recommendations regarding proposed related party transactions, if any.

    The Compensation Committee of the Board of Directors consists of Barry B. Bondroff, (Chairman) Edwin F. Hale, Sr., James P O'Conor, and Hanan Y. Sibel. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements.

                             DIRECTOR COMPENSATION

    Directors receive fees for their services, and are reimbursed for expenses incurred in connection with their service as directors. Directors receive $200 for each Board meeting attended, $300 for each executive committee meeting attended, and $200 for each loan committee meeting attended. Directors receive no compensation for attending other committee meetings. In addition, each director received, pursuant to the 1996 Stock Option Plan, an option to purchase 100 shares of the Company's Common Stock for each Board meeting attended. This automatic grant of options was discontinued effective November 1996.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, are required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company's directors, executive officers and beneficial owners of greater than 10% of the Company's Common Stock made all required filings during the fiscal year ended December 31, 1996.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The following individuals are the executive officers and key employees of the Company and the Bank:

                                                                                                               EXECUTIVE
NAME                                      AGE                             POSITION                           OFFICER SINCE
------------------------------------      ---      -------------------------------------------------------  ---------------

Edwin F. Hale, Sr...................          50   Chairman of the Board and Chief Executive Officer of             1995
                                                   the Company and Chairman of the Board and Chief
                                                   Executive Officer of the Bank.

Joseph A. Cicero....................          52   President and Chief Operating Officer of the Company             1996
                                                   and Chief Operating Officer of the Bank; Director

George H. Mantakos..................          54   Executive Vice President of the Company and President            1994
                                                   of the Bank; Director

Kevin M. Healey.....................          40   Controller of the Company and Controller and Senior              1996
                                                   Vice President of the Bank

    For information concerning Edwin F. Hale, Sr., see "Continuing Directors" in this Proxy Statement.

    For information concerning Joseph A Cicero, see "Continuing Directors" in this Proxy Statement.

    For information concerning George H. Mantakos, see "Continuing Directors" in this Proxy Statement.

    Kevin M. Healey is the controller of the Company and controller and Senior Vice President of the Bank. From 1984 through 1996, he served as an assistant controller for Provident Bank of Maryland, a regional bank.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following sets forth information as of December 31, 1996, relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock; (ii) each of the Company's directors; and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted below, the persons named in the table have sole voting and sole investment powers with respect to each of the shares reported as beneficially owned by such person.

                                                             BENEFICIAL OWNERSHIP OF
NAME AND ADDRESS                                                      SHARES             PERCENT OF CLASS OWNED (1)
---------------------------------------------------------  ----------------------------  ---------------------------
Edwin F. Hale, Sr. (2)...................................               883,359                        24.4%
Barry B. Bondroff (3)....................................                15,533                          .4%
Rose M. Cernak (4).......................................                18,483                          .5%
Joseph A. Cicero (5).....................................                17,000                          .5%
Christopher P. D'Anna (6)................................                14,983                          .4%
Bruce H. Hoffman (7).....................................                20,033                          .6%
Melvin S. Kabik (8)......................................                14,383                          .4%
R. Andrew Larkin, Jr. (9)................................                10,550                          .3%
George H. Mantakos (10)..................................                30,500                          .8%
Jay J. J. Matricciani (11)...............................                21,583                          .6%
Dennis C. McCoy (12).....................................                14,333                          .4%
Walter L. McManus, Jr. (13)..............................                80,066                         2.2%
Kevin B. O'Connor (14)...................................                   450                          --
James P. O'Conor (15)....................................                23,800                          .7%
Hanan Y. Sibel (16)......................................                14,433                          .4%
Leonard Stoler (17)......................................                20,900                          .6%
All directors and executive officers as a group (17
  persons) (18)..........................................             1,204,939                        33.1%

------------------------

(1) Includes shares of Common Stock subject to options or warrants held by the named individual which are exercisable as of, or within 60 days of, December 31, 1996.

(2) Includes warrants to purchase 371,672 shares and options to purchase 120,000 shares.

(3) Includes warrants to purchase 3,333 shares and options to purchase 1,200 shares.

(4) Includes 4,050 shares held individually and 10,000 shares held jointly with her husband; also includes warrants to purchase 3,333 shares and options to purchase 1,100 shares.

(5) Includes options to purchase 15,000 shares.

(6) Includes 550 shares held individually and 10,000 shares held by D'Anna Family Enterprises, LLC, of which he is a member; also includes warrants to purchase 3,333 shares and options to purchase 1,100 shares

(7) Includes 15,500 shares held jointly with his wife; also includes warrants to purchase 3,333 shares and options to purchase 1,200 shares.

(8) Includes 50 shares held individually and 10,000 shares held jointly with his wife; also includes warrants to purchase 3,333 shares and options to purchase 1,000 shares.

(9) Includes 50 shares held individually and 5,000 shares held in an Individual Retirement Account; also includes warrants to purchase 5,000 shares and options to purchase 500 shares.

(10) Includes 4,000 shares held in an Individual Retirement Account and 1,000 shares held jointly with his wife; also includes warrants to purchase 5,000 shares; and options to purchase 20,500 shares.

(11) Includes 3,050 shares held individually, 2,000 shares held jointly with his wife, 2,000 shares held in an Individual Retirement Account, and 10,000 shares held by Matro Properties, of which he is a partner; also includes warrants to purchase 3,333 shares and options to purchase 1,200 shares.

(12) Includes 50 shares held individually and 9,950 shares held jointly with his wife; also includes warrants to purchase 3,333 shares and option to purchase 1,000 shares.

(13) Includes warrants to purchase 16,666 shares and options to purchase 1,200 shares.

(14) Includes options to purchase 400 shares.

(15) Includes warrants to purchase 10,000 shares and options to purchase 1,000 shares.

(16) Includes warrants to purchase 3,333 shares and option to purchase 1,100 shares.

(17) Includes warrants to purchase 5,000 shares and options to purchase 900 shares.

(18) Includes warrants to purchase 471,668 shares and options to purchase 156,500 shares.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by the Company and First Mariner Bank (the "Bank") and their predecessors for the last three fiscal years to the Chief Executive Officer of the Company and the Bank and to any other executive officer of the Company or the Bank who received compensation in excess of $100,000 during any of the last three fiscal years of the Company.

SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                               ------------------
               NAME AND                                                            SECURITIES        ALL OTHER
          PRINCIPAL POSITION              FISCAL YEAR     SALARY      BONUS    UNDERLYING OPTIONS  COMPENSATION
          ------------------             -------------  ----------  ---------  ------------------  -------------
Edwin F. Hale, Sr.,....................         1996    $   50,000     --             120,000        $  12,048(1)
  Chairman of the Board and Chief               1995                                                 $  12,048(1)
  Executive Officer of the Company and
  the Bank;(2)

George H. Mantakos,....................         1996    $  110,000  $  20,000          10,000        $   4,000(1)
  Executive Vice President of the               1995    $  110,000  $  20,000          10,500        $   3,000(1)
  Company and President of the Bank             1994    $   85,000  $  20,000                        $   4,000(1)

David M.K. Metzger.....................         1995    $  100,000         --              --               --
  Chief Financial Officer and Senior
  Vice President of the Bank(3)

------------------------

(1) The amount disclosed represents car lease payments made by the Company on behalf of Mr. Hale and Mr. Mantakos, respectively.

(2) Starting on October 1, 1996, Mr. Hale began receiving a salary of $200,000 per annum.

(3) Mr. Metzger left the Company in May, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

    Options granted to the executive officers named in the above Summary Compensation Table during 1996 are set forth below:

                                                  NUMBER OF
                                                  SECURITIES      PERCENT OF TOTAL OPTIONS    EXERCISE    EXPIRATION
NAME                                          UNDERLYING OPTIONS    GRANTED TO EMPLOYEES        PRICE        DATE
--------------------------------------------  ------------------  -------------------------  -----------  -----------
Edwin F. Hale, Sr. .........................         120,000                   78.4%         $  10/share    10/15/06
Joseph A. Cicero............................          15,000                    9.4%         $  10/share    12/17/06
George H. Mantakos..........................          10,000                    6.5%         $  10/share    10/15/06

AGGREGATED OPTION EXERCISES IN LAST FISCAL
  YEAR AND FISCAL YEAR END OPTION VALUES

    No stock options were exercised by the Named Executive Officers during 1996. There were no stock appreciation rights outstanding during 1996. The following table sets forth certain information regarding unexercised options held by the Named Executive Officers as of December 31, 1996.

                                                                    AGGREGATE FISCAL YEAR-END OPTION VALUES
                                                         --------------------------------------------------------------
                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING                 VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                              FISCAL YEAR-END (#)            FISCAL YEAR-END ($)(1)
                                                         ------------------------------  ------------------------------
NAME                                                     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------  -----------  -----------------  -----------  -----------------
Edwin F. Hale, Sr......................................     120,000(2)        --          $ 360,000          --
Joseph A. Cicero.......................................      15,000(2)                       45,000
George H. Mantakos.....................................      20,500(2)        --             61,500          --

------------------------

(1) The closing price of the Common Stock on December 31, 1996 was $13.00.

(2) The exercise price of these options is $10.00 per share.

                     EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

    The Board of Directors has approved a salary of $200,000 per year for Mr. Hale commencing October 1, 1996. In addition, the Bank has a key man life insurance policy on Mr. Hale in the amount of $10 million.

    The Company and the Bank are parties to an Employment Agreement with George
H. Mantakos dated May 1, 1995, pursuant to which Mr. Mantakos is employed as the President of the Bank. This Employment Agreement will expire on May 1, 1997. The agreement provides for an annual salary of $110,000, which will be adjusted on the anniversary date of the agreement to an amount to be approved by the Board of Directors. Mr. Mantakos is entitled to participate in any management bonus plans established by the Bank and to receive all benefits offered to employees. Mr. Mantakos will, at the discretion of the Chairman, have the opportunity to receive a bonus in the maximum amount of $20,000 per year. Mr. Mantakos receives the use of an automobile provided by the Bank. The term of the Employment Agreement is two years, expiring in 1997 and, if not terminated within 90 days of its termination date, is automatically renewed for one additional year, provided, however, that the Board of Directors of the Bank may terminate the agreement at any time. In the event of involuntary termination for reasons other than gross negligence, fraud or dishonesty (or in the event of the material diminution of or interference with Mr. Mantakos' duties, or a change of control of the Bank), the Bank is obligated to pay Mr. Mantakos his salary through the remaining term plus additional severance equal to the then current annual salary, but not less than $110,000. In such event, Mr. Mantakos is permitted to exercise all options, and warrants held by him, and the Company is obligated to repurchase all or any part of Mr. Mantakos' Common Stock.

                               STOCK OPTION PLAN

    On April 16, 1996, the Board of Directors approved the 1996 Stock Option Plan (the "Plan"). The Plan authorizes options to purchase a total of 190,000 shares. The Plan is administered by the Compensation Committee appointed by the Board of Directors. Full-time employees of the Company or any subsidiary and each director of the Company or any subsidiary are eligible to participate. As of December 31, 1996, 180,600 options have been granted under the Plan.

    Options granted under the Plan may be either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or non-qualified options. The purchase price of each share subject to an option is fixed by the Committee and stated in each option agreement. The purchase price of any option intended to be an "incentive stock option" shall not be less than the fair market value of a share of Common Stock on the date the option is granted. In the event the optionee owns 10% of the Common Stock, the purchase price is not less than 110% of the fair market value per share at the time the option is granted. Each option granted under the Plan expires on the 10th anniversary of the date the option was granted or such earlier date as the Compensation Committee provides.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company has engaged in transactions in the ordinary course of business with some of its directors, officers, principal stockholders and their associates. Management believes that all such transactions were made on the same terms as those prevailing at the time between unrelated persons in similar transactions.

    The Bank has three full-service branches with ATMs and 10 non-branch ATMs in Mars supermarkets. The Bank pays rent of $36,500 per year to Mars for approximately 400-500 square feet of space in each of the stores where branches are located. The Bank also bears all costs of construction of each branch. The Bank, however, incurs no charge from Mars in connection with the installation of ATMs. The Bank intends to open additional branches in Mars supermarkets in the future. The terms of the arrangements are described in a Master Lease Agreement between the Company and Mars dated March 1, 1996. Dennis C. McCoy, formerly the Chief Executive Officer and General Counsel of Mars, is a member of the Board of Directors of the Company and the Bank. Christopher P. D'Anna, Vice President of Mars, is also a member of the Board of Directors of the Company and the Bank.

    The Company has entered into a 15-year Lease Agreement dated January 17, 1997 with Blakefield Associates, L.L.C. for a full service branch of the Bank located at 1740 York Road. The Company pays rent of $36,000 per year to Blakefield Associates, L.L.C. Dennis M. Doyle, President of Blakefield Associates, L.L.C., together with his wife, controls Blakefield Associates, L.L.C. and was a member of the Board of Directors of the Company.

    The company has entered into a five year Lease Agreement dated September 1, 1996 with Hale Intermodal Trucking Company for the premises that has a full service branch and the headquarters and executive offices of the Company at 1801 South Clinton Street, Baltimore, Maryland, 21224. The Company pays rent of $212,688 per year to Hale Intermodal Trucking Company. Edwin F. Hale, Sr. controls Hale Intermodal Trucking Company and is the Chairman and Chief Executive Officer of the Company.

    Ronald M. Shapiro, a nominee for director, is counsel to the law firm of Shapiro and Olander, which firm provides legal services to the Company and the Bank.

                                  PROPOSAL TWO
                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as independent public accountants for the Company for 1997, subject to approval by the stockholders. KPMG Peat Marwick LLP has served the Company in such capacity since May, 1994.

    The Company has been informed that neither KPMG Peat Marwick LLP nor any of its partners has any direct financial interest or any material indirect financial interest in the Company and during the past three years has had no connection therewith in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting with the opportunity to make a statement, if such representative so desires, and to be available to respond to appropriate questions.

    The Board of Directors of the Company recommends that stockholders vote FOR the ratification of selection of such firm.

                             STOCKHOLDERS PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy material for the Annual Meeting of Stockholders to be held in 1998 must be received in writing by the Company on or before December 11, 1997. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.

                                 ANNUAL REPORT

    The Company's Annual Report for the year ended December 31, 1996 is enclosed herewith. Copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, as filed with the Securities and Exchange Commission, are available to shareholders without charge on written request directed to Eugene A. Friedman, Secretary, First Mariner Bancorp, 1801 South Clinton Street, Baltimore, Maryland, 21224.

                                 OTHER MATTERS

    The Board of Directors knows of no other business to be presented for action at the Meeting, but if any other business should properly come before the Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder in their discretion.

                                          By Order of the Board of Directors,
                                          Eugene A. Friedman
                                          SECRETARY

April 11, 1997